UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2005

WEST COAST BANCORP
(Exact name of registrant as specified in charter)

Oregon
(State or other jurisdiction of incorporation)

0-10997
(SEC File Number)

93-0810577
(IRS Employer Identification No.)

5335 Meadows Road, Suite 201 Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(503) 684-0884

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     2.02. Results of Operations and Financial Condition.

        On October 18, 2005, West Coast Bancorp announced its financial results for the third quarter and nine months ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item     9.01. Financial Statements and Exhibits.

(c)         Exhibits: The following exhibits are furnished with this Form 8-K:

99.1 Press Release dated October 18, 2005.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST BANCORP
DATED: October 18, 2005	By: /s/ Richard R. Rasmussen
Executive Vice President, General Counsel
and Secretary